UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

REMEDENT USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15975	86-0837251

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Xavier de Cocklaan 42, 9831, Deurle, Belgium n/a

(Address of principal executive offices)   (Zip Code)

(Registrant's telephone number, including area code:	011-329-321-7080

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)      On March 17, 2005, the Board of Directors of Remedent USA, Inc. (the "Company") received written notice of Farber & Hass, LLP’s decision not to stand for reappointment as the Company's independent accountants.

Farber & Hass, LLP's report on the Company's consolidated financial statements for the fiscal year ended March 31, 2004 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. Farber & Hass, LLP's report on the Company's consolidated financial statements for the fiscal year ended March 31, 2003 and March 31, 2002 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern. .

During the years ended March 31, 2002, 2003 and 2004 and through March 17, 2005, there were no disagreements with Farber & Hass, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Farber & Hass, LLP's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's consolidated financial statements for such years.

The Company has provided Farber & Hass, LLP with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Farber & Hass, LLP's letter stating there has been no disagreements.

(b)      On March 30, 2005, the Company engaged PKF Bedrijfsrevisoren, Antwerp, Belgium (“PKF”) as the company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending March 31, 2005. The decision to change the Company’s independent accountants to PKF was considered and approved by the Company’s Board of Directors. Neither the Company, nor anyone acting on the Company’s behalf, consulted PKF regarding any matters specified in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-B.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	Effective March 30, 2005, Stephen Ross resigned as the Company’s Chief Financial Officer..

(c)       Effective March 30, 2005, Philippe Van Acker, age 40, has been appointed the Company’s Chief Financial Officer. From July 2001 to the present, Mr. Van Acker has served as a director of the Company’s subsidiary, Remedent N.V. where he has also served as financial controller. From 1999 to 2001, Mr. Van Acker served as Director of Finance for DMDS, Ltd., a European subsidiary of Dental & Medical Diagnostic Systems, Inc., a company that developed and marketed high-tech dental equipment. From 1992 to 1999, Mr. Van Acker held various positions with Pfizer Medical Technology Group. The Company has not yet entered into any employment agreement with Mr. Van Acker. It is anticipated that Mr. Van Acker will continue to be compensated by Remedent N.V. under the same terms and conditions existing prior to his appointment as the Company’s Chief Financial Officer.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit	Description

16.1	Letter from Farber & Hass, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2005	/s/ ROBIN LIST
Robin List,

Chief Executive Officer

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